Exhibit A

DIRECTORS AND EXECUTIVE OFFICERS OF POWER CORPORATION OF CANADA

The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

(i)	Laurent Dassault
(ii)	Director
(iii)	France
(iv)	Vice-President
(v)	Groupe Industriel Marcel Dassault SA 9, Rond-Point des Champs-Elysees 75008 Paris, France

(i)	Andre Desmarais
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Deputy Chairman, President and Co-Chief Executive Officer, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Paul G. Desmarais, P.C., C.C
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Executive Committee, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Paul Desmarais, Jr.
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Chairman and Co-Chief Executive Officer, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Anthony R. Graham
(ii)	Director
(iii)	Canada
(iv)	President, Wittington Investments, Limited
(v)	Wittington Investments, Limited 22 St. Clair Avenue East Suite 2001 Toronto, ON M4T 2S7

(i)	Robert Gratton
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Deputy Chairman, Power Corporation of Canada
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Edward Johnnson
(ii)	Executive Officer
(iii)	Canada
(iv)	Senior Vice-President, General Counsel and Secretary, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Peter Kruyt
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Denis Le Vasseur
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President and Controller, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	The Right Honourable Donald F. Mazankowski
(ii)	Director
(iii)	Canada
(iv)	Company Director, Business Consultant
(v)	80 Nottingham Inlet Sherwood Park, AB T8A 6N2

(i)	Jerry E.A. Nickerson
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Board, H.B. Nickerson & Sons Limited
(v)	H.B. Nickerson & Sons Limited 255 Commercial North Sydney, NS B2A 1B9

(i)	Dr. James R. Nininger
(ii)	Director
(iii)	Canada
(iv)	Company Director, Power Corp.
(v)	17 Dow's Lake Road Ottawa, ON K1S 4L1

(i)	Robert Parizeau
(ii)	Director
(iii)	Canada
(iv)	Chairman, Aon Parizeau Inc.
(v)	Aon Parizeau Inc. 700 de la Gauchetiere St. West Suite 1600 Montreal, QC H3B 0A4

(i)	Michel Plessis-Belair
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-Chairman, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Philip K. Ryan
(ii)	Executive officer
(iii)	Canada
(iv)	Executive Vice-President and Chief Financial Officer
Power Corp. and Power Financial Corporation
(v)	751 Victoria Square Montreal QC H2Y 2J3

(i)	John A. Rae
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Exec. VP, Office of the Chairman of the Exec. Committee, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Amaury de Seze
(ii)	Director and Executive Officer
(iii)	France
(iv)	Vice-Chairman, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Dr. Emoke J.E. Szathmary
(ii)	Director
(iii)	Canada
(iv)	President Emeritus, University of Manitoba
(v)	University of Manitoba St. Paul’s College, Room 112 70 Dysart Road Winnipeg, MB R3T 2M6

(i)	Gerard Veilleux
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp. & President of Power Communications Inc.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Arnaud Vial
(ii)	Executive Officer
(iii)	Canada and France
(iv)	Senior Vice-President, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Luc Jobin
(ii)	Executive Officer
(iii)	Canada
(iv)	Executive Vice President, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Pierre Beaudoin
(ii)	Director
(iii)	Canada
(iv)	President and Chief Executive Officer, Bombardier Inc.
(v)	Bombardier Inc. 800 René-Léveque West, 30th Floor Montreal QC H3B 1Y8

(i)	R. Jeffrey Orr
(ii)	Director
(iii)	Canada
(iv)	President and CEO, Power Financial Corporation
(v)	Power Financial Corporation 751 Victoria Square Montreal QC H2Y 2J3

(i)	Daniel Friedberg
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice President, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Stéphane Lemay
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President and Assistant General Counsel, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Luc Reny
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3

(i)	Raymond McFeetors
(ii)	Director
(iii)	Canada
(iv)	Chairman, Great-West Lifeco Inc.
(v)	100 Osborne Street Winnipeg MB R3C 3A5

(i)	Richard Pan
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Head of Corporate Finance, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal, QC H2Y 2J3